UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 21, 2003





                             NORWOOD FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



 Pennsylvania                         0-28364                       23-2828306
 ------------                         -------                       ----------
(State or other jurisdiction    (Commission File Number)          (IRS Employer
     of incorporation)                                            Identification
                                                                  Number)


717 Main Street, Honesdale, Pennsylvania                              18431
----------------------------------------                              -----
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code: (570) 253-1455
                                                    --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

         (c) Exhibits:

                  99.1     Press Release dated April 21, 2003


Item 9.  Regulation FD Disclosure
-------  ------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On April 21, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003 and announcing the payment of a special 50% stock dividend. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NORWOOD FINANCIAL CORP.



Date: April 23, 2003                  By:  /s/William W. Davis, Jr.
                                           -------------------------------------
                                           William W. Davis, Jr.
                                           President and Chief Executive Officer